UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23348

City National Rochdale Strategic Credit Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Don Andrews

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: May 31, 2020

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

2020 ANNUAL REPORT

MAY 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your shares directly with the Fund), or from your financial intermediary, such as a broker-dealer or bank, (if you hold your shares through a financial intermediary). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 889-0799 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 889-0799 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Strategic Credit Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Strategic Credit Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Strategic Credit Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Strategic Credit Fund Annual Report

2	Investment Adviser’s Report
4	Fund Overview
5	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statement of Cash Flows
13	Financial Highlights
14	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Trustees and Officers
32	Notice to Shareholders
33	Disclosure of Fund Expenses
34	Board Consideration in Approving the Advisory Agreement

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Schedule of Investments will be available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

City National Rochdale Strategic Credit Fund | PAGE 1

investment adviser’s report (Unaudited)
May 31, 2020
City National Rochdale Strategic Credit Fund

Dear Fellow Shareholders,

The City National Rochdale Strategic Credit Fund’s (the “Fund”) primary objective is to generate current income by investing mainly in debt securities and other credit-related investments, primarily sourcing opportunities in collateralized loan obligations. We view the Fund as a complement to other liquid opportunistic income portfolios and appropriate for sophisticated investors that seek diversification and income potential over a long time horizon.

For the year ended May 31, 2020, the Fund posted a return of -10.54%, outperforming the Palmer Square CLO BB Price Index (-21.62%), but underperforming the Palmer Square CLO BBB Price Index (-9.95%)and the ICE 3-Month LIBOR +5% Index (+6.85%). The driving force of the Fund’s negative performance can be mostly attributed to the price volatility experienced in the CLO market, caused by the COVID-19 pandemic.

The fallout from the COVID-19 pandemic continues to have a significant impact on global financial markets. In an effort to combat the virus, governments across the globe forced closure of large swaths of their economies, which lead to one of the steepest downturns since the Great Depression. This unprecedented response triggered extreme market volatility in March 2020. In April, the market experienced a strong rebound and recorded its best monthly performance since the 2008-2009 financial crisis. Likewise, CLO and high yield markets also rallied in April-May, in concert with broader markets. Notwithstanding this surge in performance, volatility is expected to continue as the magnitude of COVID-19’s economic impact is manifested in economic data and corporate earnings in the coming months.

While the portfolio will likely continue to experience volatility levels similar to the equity markets, this type of environment should be one where, in the long-term, the Fund’s strategy is advantageous. CLO investments are more institutional in nature and should have a long-term view. While inherent leverage in the CLO structure increases potential downside for investors, the fact that underlying managers are not forced sellers will allow them the potential to navigate as they have in past periods of volatility. For context, in addition to the 2008-2009 financial crisis, the CLO market experienced similar levels of volatility in 2011, 2016, and 2018 – after which, in each case, the market rebounded significantly. With that said, weakened secondary market liquidity could create opportunities for the Fund if volatility causes prices to overshoot to the downside. While we see tremendous opportunity in the space, we believe it will be a choppy ride due to market dynamics. Thus, we would encourage investors to have a view greater than 12 months, where we see a significant recovery opportunity to be possible.

The Fund’s mandate is to opportunistically purchase CLO holdings in all areas of the risk spectrum. The Fund’s initial holdings have been conservative – which have added positively to the Fund’s performance. With that said, as of April, the Fund held a highly diversified portfolio with Fund exposures spread across CLO debt (52%), CLO equity (27%), CLO Warehouses (10%) and the balance in cash (11%). In what has been a very difficult environment for CLO mezzanine and equity, the Fund’s focus on short-duration CLO mezzanine, lower levered capital structures, large/liquid underlying loan portfolios, and non-mark-to-market CLO warehouses allowed the Fund to outperform the Palmer Square CLO BB Price Index. With roughly 11% cash in the Fund currently, we will remain patient and also look to make opportunistic purchases in this current market. Given the uncertainties related to COVID-19 and the pace and trajectory of U.S. economic activity, the team is currently focusing new purchases for the Fund on CLOs rated BBB and high quality CLOs rated BB. which we believe should produce positive returns even in a severe recessionary environment. We do believe that there will be continued bouts of volatility in the market over the near term, and we see managers taking advantage of this potential instability. Thank you for your support and confidence in this investment.

City National Rochdale Strategic Credit Fund | PAGE 2

investment adviser’s report (Unaudited)
May 31, 2020
City National Rochdale Strategic Credit Fund (continued)

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the investment adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions.

Performance data quoted represents past performance and does not guarantee similar future results.

The Fund is a non-diversified, closed-end management investment company. The Fund has a limited operating history. The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value.

This Fund is a closed-end interval fund. Investors may only redeem shares on a quarterly basis. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. There is no assurance that every investor will be able to tender their respective shares when or in the amount that the investor desires. An investment in the Fund is suitable only for long term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

Investing involves risk, including possible loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Diversification does not ensure a profit or protect against a loss in a declining market. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise. Investing in securities that are not investment grade generally offers a higher yield but also carries a greater degree of risk of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

Risks associated with bank loans include (i) prepayment risk which could cause the Fund to reinvest prepayment proceeds in lower- yielding investments; (ii) credit risk; and (iii) price volatility due to such factors as interest rate sensitivity and liquidity. The quality of the collateral underlying the CLOs may decline in value or default. Investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt. The complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The value of any collateral or distributions from collateral assets can decline or be insufficient to meet the issuer’s obligations. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The Fund may invest in distressed investments, which tend to be more volatile and sensitive to changing interest rates and adverse economic conditions than other securities. The Fund may not be able to divest itself of these securities.

The Fund or its underlying investments may utilize derivatives. The market value of the underlying securities and of the derivative instruments relating to those securities may not be proportionate. Derivatives are subject to illiquidity and counterparty risk. The use of leverage by the Fund’s manager may accelerate the velocity of potential losses.

The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. Restricted and illiquid securities may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Investing in restricted and illiquid securities may subject a portfolio to higher costs and liquidity risk.

City National Rochdale Strategic Credit Fund | PAGE 3

fund overview (Unaudited)
May 31, 2020
City National Rochdale Strategic Credit Fund

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Strategic Credit Fund, Class 1, versus the ICE 3-Month LIBOR +5% Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	One Year Return	Since Inception
Class 1(1)	CNROX	(10.54)%	(4.59)%
ICE 3-Month LIBOR +5% Index	n/a	6.85%	9.76%

(1)	Commenced operations on December 19, 2018.

City National Rochdale Strategic Credit Fund | PAGE 4

schedule of investments
May 31, 2020
City National Rochdale Strategic Credit Fund

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [86.2%]
Apidos CLO XXVIII, Ser 2017-28A
0.000%, 01/20/31(A) (B) (C) (D)	$500	$261
Apidos CLO XXVIII, Ser 2017-28A, Cl D
6.635%, VAR ICE LIBOR USD 3 Month+5.500%, 01/20/31(C)	500	384
ASSURANT CLO II, Ser 2018-1A, Cl E
6.735%, VAR ICE LIBOR USD 3 Month+5.600%, 04/20/31(C)	750	521
Avery Point V CLO, Ser 2014-5A, Cl DR
4.235%, VAR ICE LIBOR USD 3 Month+3.100%, 07/17/26(C)	4,000	3,731
Ballyrock CLO, Ser 2019-2A, Cl C
4.477%, VAR ICE LIBOR USD 3 Month+4.100%, 11/20/30(C)	1,000	969
Barings CLO, Ser 2016-2A, Cl ER
7.635%, VAR ICE LIBOR USD 3 Month+6.500%, 07/20/28(C)	1,000	855
Battalion CLO XI, Ser 2017-11A, Cl E
7.000%, VAR ICE LIBOR USD 3 Month+5.980%, 10/24/29(C)	500	441
BlueMountain CLO XXII, Ser 2018-22A
0.000%, 07/15/31(A) (B) (C) (D)	3,500	1,890
BlueMountain CLO XXIII, Ser 2018-23A
0.000%, 10/20/31(A) (B) (C) (D)	6,500	2,561
BlueMountain Fuji US CLO II, Ser 2017-2A
0.000%, 10/20/30(A) (B) (C) (D)	1,500	615
BlueMountain Fuji US CLO III, Ser 2017-3A
0.000%, 01/15/30(A) (B) (C) (D)	2,475	1,102
Bluemountain Warehouse
Investment (D)	3,334	3,293
Burnham Park CLO, Ser 2016-1A
0.000%, 10/20/29(A) (B) (C) (D)	7,000	2,730
Carlyle Global Market Strategies CLO, Ser 2014-1A
0.000%, 04/17/25(A) (B) (C) (D)	500	35
Carlyle Global Market Strategies CLO, Ser 2015-1A
0.000%, 04/20/27(A) (B) (C) (D)	613	43
Carlyle Global Markets CLO
6.385%, 01/18/29	938	567
Carlyle US CLO, Ser 2017-2A
0.000%, 07/20/31(A) (B) (C) (D)	1,000	490
Carlyle US CLO, Ser 2018-1A
0.000%, 04/20/31(A) (B) (C) (D)	1,100	284
Crown Point CLO IV, Ser 2018-4A, Cl E
6.635%, VAR ICE LIBOR USD 3 Month+5.500%, 04/20/31(C)	1,000	749
Dewolf Park CLO, Ser 2017-1A, Cl E
7.419%, VAR ICE LIBOR USD 3 Month+6.200%, 10/15/30(C)	1,250	1,040
Dorchester Park CLO DAC, Ser 2015-1A, Cl ER
6.135%, VAR ICE LIBOR USD 3 Month+5.000%, 04/20/28(C)	500	406
Dryden 75 CLO, Ser 2019-75A
0.000%, 01/15/29(A) (B) (C) (D)	500	303
Dryden 81 CLO Warehouse
Investment (D)	4,605	4,686
Dryden Senior Loan Fund, Ser 2014-33A, 22.060%, 04/15/29 (A) (B) (C) (D)	700	175
Dryden XXVI Senior Loan Fund, Ser 2013-26A, Cl ER
6.759%, VAR ICE LIBOR USD 3 Month+5.540%, 04/16/29(C)	500	399
Eaton Vance CLO, Ser 2015-1A, Cl ER
6.735%, VAR ICE LIBOR USD 3 Month+5.600%, 01/20/30(C)	750	616

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 5

schedule of investments
May 31, 2020
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Flatiron CLO 18, Ser 2018-1A
0.000%, 04/17/31(A) (B) (C) (D)	$750	$454
Greenwood Park CLO, Ser 2018-1A, Cl E
6.169%, VAR ICE LIBOR USD 3 Month+4.950%, 04/15/31(C)	500	390
GREYWOLF CLO VI, Ser 2018-1A, Cl D
6.741%, VAR ICE LIBOR USD 3 Month+5.750%, 04/26/31(C)	1,000	812
GREYWOLF CLO VII, Ser 2018-2A, Cl D
7.065%, VAR ICE LIBOR USD 3 Month+5.930%, 10/20/31(C)	500	442
Highbridge Loan Management, Ser 2015-7A, Cl ER
5.392%, VAR ICE LIBOR USD 3 Month+5.000%, 03/15/27(C)	4,193	3,095
Jackson Mill CLO, Ser 2015-1A, Cl ER
6.219%, VAR ICE LIBOR USD 3 Month+5.000%, 04/15/27(C)	5,000	3,777
Jay Park CLO, Ser 2016-1A, Cl DR
6.335%, VAR ICE LIBOR USD 3 Month+5.200%, 10/20/27(C)	1,500	1,180
Magnetite VII, Ser 2012-7A, Cl ER2
7.719%, VAR ICE LIBOR USD 3 Month+6.500%, 01/15/28(C)	2,000	1,013
Magnetite XVI, Ser 2015-16A
0.000%, 01/18/28(A) (B) (C) (D)	750	90
Magnetite XX, Ser 2018-20A, Cl E
6.485%, VAR ICE LIBOR USD 3 Month+5.350%, 04/20/31(C)	2,000	1,599
Mariner CLO 5, Ser 2018-5A, Cl E
6.641%, VAR ICE LIBOR USD 3 Month+5.650%, 04/25/31(C)	500	402
Mountain View CLO XIV, Ser 2019-1A, Cl D
5.269%, VAR ICE LIBOR USD 3 Month+4.050%, 04/15/29(C)	2,750	2,469
Neuberger Berman CLO XVI-S, Ser 2017-16SA, Cl E
6.619%, VAR ICE LIBOR USD 3 Month+5.400%, 01/15/28(C)	750	637
Neuberger Berman CLO XX, Ser 2015-20A, Cl ER
6.219%, VAR ICE LIBOR USD 3 Month+5.000%, 01/15/28(C)	4,500	3,727
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A
0.000%, 10/18/30(A) (B) (C) (D)	800	312
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A, Cl E
7.035%, VAR ICE LIBOR USD 3 Month+5.900%, 10/18/30(C)	500	432
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A
0.000%, 01/15/30(A) (B) (C) (D)	500	240
Oaktree CLO, Ser 2015-1A, Cl DR
6.335%, VAR ICE LIBOR USD 3 Month+5.200%, 10/20/27(C)	500	345
OCP CLO, Ser 2015-8A, Cl D
6.635%, VAR ICE LIBOR USD 3 Month+5.500%, 04/17/27(C)	250	219
Octagon Investment Partners 30, Ser 2017-1A, Cl D
7.335%, VAR ICE LIBOR USD 3 Month+6.200%, 03/17/30(C)	750	642
OHA Credit Funding 3, Ser 2019-3A, Cl E2
6.635%, VAR ICE LIBOR USD 3 Month+5.500%, 07/20/32(C)	3,000	2,401
OHA Credit Partners XII, Ser 2015-12A, Cl ER
6.493%, VAR ICE LIBOR USD 3 Month+5.450%, 07/23/30(C)	1,050	801

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 6

schedule of investments
May 31, 2020
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Palmer Square CLO, Ser 2015-1A
0.000%, 05/21/29(A) (B) (C) (D)	$1,000	$354
Palmer Square Loan Funding, Ser 2018-1A, Cl D
5.169%, VAR ICE LIBOR USD 3 Month+3.950%, 04/15/26(C)	500	411
Palmer Square Loan Funding, Ser 2018-2A, Cl D
5.169%, VAR ICE LIBOR USD 3 Month+3.950%, 07/15/26(C)	500	436
Palmer Square Loan Funding, Ser 2018-4A, Cl D
4.642%, VAR ICE LIBOR USD 3 Month+4.250%, 11/15/26(C)	2,250	1,965
Palmer Square Loan Funding, Ser 2019-2A, Cl C
4.385%, VAR ICE LIBOR USD 3 Month+3.250%, 04/20/27(C)	500	492
Palmer Square Loan Funding, Ser 2020-2A, Cl D
6.609%, VAR ICE LIBOR USD 3 Month+5.500%, 04/20/28(C)	3,000	2,741
Regatta VI Funding, Ser 2016-1A, Cl ER
6.135%, VAR ICE LIBOR USD 3 Month+5.000%, 07/20/28(C)	394	333
Regatta VII Funding, Ser 2016-1A, Cl ER
6.066%, VAR ICE LIBOR USD 3 Month+4.950%, 12/20/28(C)	500	432
Regatta XI Funding, Ser 2018-1A
0.000%, 07/17/31(A) (B) (C) (D)	500	290
Shackleton CLO, Ser 2019-14A
0.000%, 07/20/30(A) (B) (C) (D)	500	208
Shackleton CLO, Ser 2019-14A, Cl D
7.615%, VAR ICE LIBOR USD 3 Month+6.480%, 07/20/30(C)	500	427
Sound Point CLO X, Ser 2015 -3A, Cl ER
6.385%, VAR ICE LIBOR USD 3 Month+5.250%, 01/20/28(C)	2,000	1,492
Sound Point CLO XI, Ser 2016 -1A
0.000%, 07/20/28 (A) (B) (C) (D)	500	120
Sound Point CLO XI, Ser 2016-1A, Cl ER
6.385%, VAR ICE LIBOR USD 3 Month+5.250%, 07/20/28(C)	250	174
Sound Point Clo XII, Ser 2016-2A, Cl ER
8.035%, VAR ICE LIBOR USD 3 Month+6.900%, 10/20/28(C)	4,250	2,624
Sound Point CLO XIV, Ser 2016-3A, Cl E
7.693%, VAR ICE LIBOR USD 3 Month+6.650%, 01/23/29(C)	750	539
Sound Point CLO XIX, Ser 2018-1A
0.000%, 04/15/31(A) (B) (C) (D)	500	268
Sound Point Clo XV, Ser 2017-1A, Cl E
7.003%, VAR ICE LIBOR USD 3 Month+5.960%, 01/23/29(C)	1,500	968
Sound Point CLO XVII, Ser 2017-3A
0.000%, 10/20/30(A) (B) (C) (D)	500	210
Sound Point CLO XXI, Ser 2018-3A
0.000%, 10/26/31(A) (B) (C) (D)	1,000	570
Southwick Park CLO, Ser 2019-4A
0.000%, 07/20/32(A) (B) (C) (D)	2,000	1,295
THL Credit Wind River CLO, Ser 2015-2A, Cl DR
3.819%, VAR ICE LIBOR USD 3 Month+2.600%, 10/16/27(C)	2,500	2,240

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 7

schedule of investments
May 31, 2020
City National Rochdale Strategic Credit Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
THL Credit Wind River CLO, Ser 2016-1A, Cl DR
4.069%, VAR ICE LIBOR USD 3 Month+2.850%, 07/15/28(C)	$750	$630
Webster Park CLO, Ser 2015-1A, Cl DR
6.635%, VAR ICE LIBOR USD 3 Month+5.500%, 07/20/30(C)	1,000	781
York CLO 2, Ser 2015-1A
0.000%, 01/22/31(A) (B) (C) (D)	750	342

Total Asset-Backed Securities
(Cost $86,379)		74,967

Short-Term Investment** [8.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.090%	7,010,441	7,010

Total Short-Term Investment
(Cost $7,010)		7,010

Total Investments [94.3%]
(Cost $93,389)		$81,977

Percentages are based on net assets of $86,976 (000).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)	Interest rate unavailable as security represents an equity CLO tranche.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $66,421 (000), representing 76.4% of the net assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of May 31, 2020, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$51,746	$23,221	$74,967
Short-Term Investment	7,010	—	—	7,010
Total Investments in Securities	$7,010	$51,746	$23,221	$81,977

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as May 31, 2020 (000):

Asset-Backed Securities
Beginning balance as May 31, 2019	$—
Transfers into Level 3	23,221
Transfers out of Level 3	—
Ending balance as of May 31, 2020	$23,221
Net change in unrealized appreciation attributable to Level 3 securities held at May 31, 2020	$—

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 8

statement of assets and liabilities (000)
May 31, 2020

City National Rochdale Strategic Credit Fund
ASSETS:
Cost of securities	$93,389
Investments in securities, at value	$81,977
Receivable for investments sold	7,725
Interest receivable	585
Prepaid expenses	49
Total Assets	$90,336

LIABILITIES:
Payable for investments purchased	3,147
Investment advisory fees payable	48
Shareholder servicing fees payable	16
Administration fees payable	11
Payable for trustee fees	1
Accrued expenses	137
Total Liabilities	3,360
Net Assets	$86,976

NET ASSETS:
Paid-in capital	$97,914
Total accumulated losses	(10,938)
Net Assets	$86,976

Class 1
Net Assets ($Dollars)	$86,975,605
Total shares outstanding at end of year	10,065,930
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$8.64

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 9

statement of operations (000)
For the year ended May 31, 2020

City National Rochdale Strategic Credit Fund
INVESTMENT INCOME:
Interest	$7,208
Dividends	136
Total Investment Income	7,344

EXPENSES:
Investment advisory fees	898
Shareholder servicing fees - Class 1	150
Administration fees	119
Offering costs (Note 2)	182
Professional fees	112
Transfer agent fees	54
Registration fees	51
Printing fees	11
Custody fees	10
Insurance and other expenses	127
Total Expenses	1,714
Less, waivers and/or reimbursements of:
Investment advisory fees	(547)
Net Expenses	1,167

Net investment income	6,177
Net realized loss from securities transactions	(1,435)
Net change in unrealized depreciation on investments	(11,838)
Net decrease in net assets resulting from operations	$(7,096)

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 10

statements of changes in net assets (000)
For the year ended May 31, 2020 and the period ended May 31, 2019

	City National Rochdale Strategic Credit Fund	City National Rochdale Strategic Credit Fund(1)
	2020	2019
OPERATIONS:
Net investment income	$6,177	$754
Net realized gain (loss) from security transactions	(1,435)	28
Net change in unrealized appreciation (depreciation) on investments	(11,838)	426
Net increase (decrease) in net assets resulting from operations	(7,096)	1,208
DISTRIBUTIONS:	(4,845)	(205)
CAPITAL SHARE TRANSACTIONS:
Class 1
Shares issued	61,591	36,489
Shares reinvested for distributions	2,693	142
Shares redeemed	(2,640)	(361)
Net increase in net assets from share transactions	61,644	36,270
Total increase in net assets	49,703	37,273

NET ASSETS:
Beginning of year/period	37,273	—
End of year/period	$86,976	$37,273

CAPITAL SHARE ISSUED AND REDEEMED:
Class 1
Shares issued	6,527	3,553
Shares reinvested for distributions	299	14
Shares redeemed	(292)	(35)
Net share transactions	6,534	3,532

(1)	The Fund commenced operations on December 19, 2018.

Amount designated as “—” is $0.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 11

statement of cash flows (000)
For the year ended May 31, 2020

Cash Flows from Operating Activities:
Net Decrease in Net Asset Resulting from Operations	$(7,096)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of investments	(193,960)
Proceeds from disposition of investment securities	136,169
Amortization of premium/accretion of discount on investments, net	(191)
Net realized loss from security transactions	1,435
Net change in unrealized depreciation on investments	11,838
Increase in interest receivable	(349)
Decrease in deferred offering costs	182
Decrease in receivable from Investment Adviser	47
Increase in receivable for investments sold	(7,725)
Increase in prepaid expenses	(43)
Decrease in offering costs payable	(325)
Increase in payable investment advisory fees	48
Increase in shareholder servicing fees payable	9
Increase in payable for investments purchased	3,147
Increase in accrued expenses	15
Net Cash (Used in) Operating Activities	(56,799)

Cash Flows From Financing Activities
Cash distributions paid	$(2,152)
Proceeds from capital shares issued	61,591
Cost of capital shares redeemed	(2,640)
Net Cash Provided by Financing Activities	56,799
Net Change in Cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information
Non-cash Financing Activities not included herein consist of:
Reinvestments of Distributions	$2,693

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 12

financial highlights
For a Share Outstanding Throughout each Year/Period Presented

	Net Asset Value Beginning of Year/ Period	Net Investment Income†	Net Realized and Unrealized Gains (Loss) on Securities	Total from Operations	Total Dividends and Distributions	Net Asset Value End of Year/ Period	Total Return‡	Net Assets End of Year/Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡‡
City National Rochdale Strategic Credit Fund
Class 1
2020	$10.55	$0.97	$(2.06)	$(1.09)	$(0.82)	$8.64	(10.54)%	$86,976	1.95%	2.87%	9.42%	62%
2019*	10.00	0.38	0.28	0.66	(0.11)	10.55	6.65	37,273	1.95	5.69	8.12	19

*	The Fund commenced operations on December 19, 2018. All ratios have been annualized.

†	Per share calculations are based on average shares outstanding throughout each period.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡‡	Portfolio turnover rate is for the period indicated and has not been annualized.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 13

notes to financial statements
May 31, 2020

1.	ORGANIZATION:

City National Rochdale Strategic Credit Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on February 26, 2018. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on December 19, 2018. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objectives and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

There can be no assurance that the Fund will achieve its objectives. The Fund pursues its investment objectives by investing in a portfolio of debt securities and other credit-related investments including equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Fund’s Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for

City National Rochdale Strategic Credit Fund | PAGE 14

identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. Transfers in and out of the levels are recognized at the value at the end of the period.

For the year ended May 31, 2020, there have been no changes to the Fund’s fair value methodologies.

The Fund categorizes some of its investments as Level 3. Additionally, an active market does not exist for the Fund’s Investments as of May 31, 2020. There were no unobservable inputs that have been internally developed in determining the fair value of the Fund’s Investments as of May 31, 2020.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific method, which is not materially different from the effective interest method, and approximates the effective interest method over the holding period of a security.

Collateralized Debt Obligations – To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Offering Costs – Offering costs, including legal and registration fees and the costs of printing the initial prospectus, are amortized over twelve-months from the inception of the Fund. As of May 31, 2020, offering costs were fully amortized.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Dividends and Distributions to Shareholders – Distributions from net realized capital gains are distributed to shareholders at least annually.

Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no provisions for U.S. Federal income taxes would be required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the year ended May 31, 2020.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Administration Agreement dated May 16, 2018, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Fund’s administrator. Under

City National Rochdale Strategic Credit Fund | PAGE 15

notes to financial statements
May 31, 2020

the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

The Fund is subject to a shareholder service agreement that subjects the Fund to a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment. For the year ended May 31, 2020, the Fund incurred $149,645 in shareholder servicing fees.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser”) (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2020, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. For the year ended May 31, 2020, the Adviser earned investment advisory fees of $897,869. For this same period, the Adviser waived its investment advisory fee for operating expenses in the amount of $547,134. As of May 31, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, were as follows:

Fund	Expiring 2021	Expiring 2022	Expiring 2023	Total
Strategic Credit Fund	$—	$346,998	$547,134	$894,132

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended May 31, 2020, were as follows:

	Purchases		Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)	U.S. Gov’t (000)	Other (000)
Strategic Credit Fund	$—	$36,226	$—	$22,029

6.	SHARE CAPITAL:

The Fund was initially capitalized on October 24, 2018, through the sale of 10,000 common shares for $100,000 ($10.00 per share), and these shares are included in the shares issued for the period from December 19, 2018, through May 31, 2019.

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund made repurchase offers in August 2019, November 2019, February 2020, and May 2020.

7.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, and undistributed earnings, in the period that the differences arise. Permanent

City National Rochdale Strategic Credit Fund | PAGE 16

differences are primarily attributable to the reclassification of distributions. None of these permanent differences necessitate a charge to the paid in capital account.

The tax character of dividends and distributions declared during the year ended May 31, 2020 and the period ended May 31, 2019, were as follows:

	Ordinary Income (000)	Long-Term Capital Gains (000)	Total (000)
May 31, 2020	$4,845	$—	$4,845
May 31, 2019	205	—	205

As of May 31, 2020, the components of accumulated losses on a tax basis were as follows (000):

Undistributed ordinary income	$1,991
Capital loss carryforwards - short-term	(234)
Capital loss carryforwards - long-term	(985)
Post October losses	(216)
Unrealized appreciation (depreciation)	(11,494)
Total accumulated losses	$(10,938)

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future capital gains.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2019, through May 31, 2020, that, in accordance with U.S. Federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation (depreciation) for tax purposes as of May 31, 2020, for the Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Strategic Credit Fund	$93,471	$4,024	$(15,518)	$(11,494)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8.	CONCENTRATION OF RISK

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objectives. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Limited operating history – The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.

Non-diversification risk – The Fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Debt securities risks – The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default

City National Rochdale Strategic Credit Fund | PAGE 17

notes to financial statements
May 31, 2020

and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

While some of the debt securities in which the Fund will invest may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment.

Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

Interest rate risk – The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of debt (i.e., fixed income) securities generally falls. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. Continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. A general rise in interest rates may cause investors to move out of debt securities on a large scale, which could adversely affect the price and liquidity of debt securities. A change in interest rates will not have the same impact on all debt securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a debt security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of the Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

Rising interest rates can lead to increased default rates in CLOs and for floating rate securities, as borrowers under floating rate loans and issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

City National Rochdale Strategic Credit Fund | PAGE 18

Credit risk – If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk – When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations – In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy

City National Rochdale Strategic Credit Fund | PAGE 19

notes to financial statements
May 31, 2020

or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have LIBOR floors, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund expects to acquire will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a Fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of

City National Rochdale Strategic Credit Fund | PAGE 20

the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

CLOs typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association (the “BBA”) in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the U.S. Commodity Futures Trading Commission (the “CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred.

On February 1, 2014, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed the administration of LIBOR from the BBA. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Fund’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Fund’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are relatively recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined.

Risks related to warehousing – The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks – The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or

City National Rochdale Strategic Credit Fund | PAGE 21

notes to financial statements
May 31, 2020

European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Given the relatively recent adoption of the U.S. retention requirements and the European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable U.S. retention requirements and/or European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position – The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

Risk of limited transparency of investments – The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund will invest.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk – The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if

City National Rochdale Strategic Credit Fund | PAGE 22

it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities – A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks – Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations – The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade securities and unrated securities risk – Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk – The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk – Liquidity risk exists when particular investments are impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. When the Fund holds illiquid investments, the

City National Rochdale Strategic Credit Fund | PAGE 23

notes to financial statements
May 31, 2020

portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. The United Kingdom held a referendum in June 2016 in which voters determined to withdraw from the European Union. On March 29, 2017, the United Kingdom government provided formal notice to the European Union of its intent to withdraw. Additional members of the European Union could do the same, and the impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could

City National Rochdale Strategic Credit Fund | PAGE 24

have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Events, including the spread of infectious illness or other public health issues such as global pandemics like COVID-19, may cause major disruption to economies and markets around the world, including the United States. During such events, financial markets may experience extreme volatility and severe losses, and trading in many instruments may be disrupted. Liquidity for many instruments may be greatly reduced for periods of time. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the United States, may in response to such events taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of any such measures, and whether they will be effective to mitigate the economic and market disruption of relevant events, may not be known for some time.

Regulatory risk – Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk – Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk – The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

Focused investment risk – To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent

City National Rochdale Strategic Credit Fund | PAGE 25

notes to financial statements
May 31, 2020

that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk – The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to Fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the fund’s investment losses or gains. Borrowing will also cost the fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Tax risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders. For U.S. federal income tax purposes, CLO issuers are typically treated as “passive foreign investment companies” (“PFICs”) or “controlled foreign corporations” (“CFCs”). If the Fund makes an equity investment in a PFIC and does not make certain elections, the Fund may be subject to corporate income taxes and an interest charge on certain dividends and capital gains derived from such an investment. In

City National Rochdale Strategic Credit Fund | PAGE 26

addition, absent certain elections, gains on the sale of a PFIC investment are considered ordinary income regardless of how long the Fund held the investment. A “qualified electing fund election” or a “mark to market election” may ameliorate certain of these adverse tax consequences, but those elections require the Fund to recognize taxable income or gain (which the Fund generally must distribute), whether or not the Fund receives cash distributions from the PFIC in question. If the Fund holds (or is treated as holding) a sufficient portion of the equity interests in a foreign issuer, including a CLO equity tranche issuer, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income (which the Fund generally must distribute), whether or not the Fund receives cash distributions from the CFC. In order to meet the distribution requirements and avoid fund-level taxes in light of the Fund’s PFIC and/or CFC investments, the Fund may have to dispose of portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash.

In order to qualify as a regulated investment company, at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. Under proposed Treasury Regulations, income derived by the Fund from a PFIC in respect of which the Fund makes a qualified electing fund election or a CFC would generally constitute qualifying income only to the extent the PFIC or CFC makes timely distributions of that income to the Fund. The Fund’s equity tranche investments in CLOs treated as PFICs or CFCs may generate taxable income in excess of cash distributions from the CLOs to the Fund for a given year; thus, those investments may generate income that is not qualifying income under the proposed Treasury Regulations. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company as a result of the failure to meet either the distribution requirements or the qualifying income requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

9.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

10.	SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2020, and no issues were noted to disclose.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

City National Rochdale Strategic Credit Fund | PAGE 27

report of independent registered public accounting firm

To the Board of Trustees
City National Rochdale Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of City National Rochdale Strategic Credit Fund (the “Fund”), including the schedule of investments as of May 31, 2020 and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year ended May 31, 2020 and for the period from December 19, 2018 (commencement of operations) to May 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020 and the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for year ended May 31, 2020 and for the period from December 19, 2018 (commencement of operations) to May 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and other procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Fund’s auditor since September 14, 2018. We have served as the auditor of one or more City National Rochdale’s investment companies since 2015.

EISNERAMPER LLP

Philadelphia, Pennsylvania
July 30, 2020

City National Rochdale Strategic Credit Fund | PAGE 28

trustees and officers (Unaudited)
May 31, 2020

The Trustees and officers of the Fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Fund also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Fund, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to as an “Independent Trustee” and collectively as the “Independent Trustees.” The address for the Trustees and the Officers of the Fund is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Age	Position(s) Held with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Daniel A. Hanwacker Age: 67	Trustee	Since 2018	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	16	None
Jon C. Hunt Age: 68	Trustee	Since 2018	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	16

Advisor’s Inner Circle Fund III (2014-present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (2015-2018); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017-present)

Julie C. Miller Age: 62	Trustee	Since 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 - present)	16	None

City National Rochdale Strategic Credit Fund | PAGE 29

trustees and officers (Unaudited) (Continued)
May 31, 2020

Name and Age	Position(s) Held with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued):
Jay C. Nadel Age: 62	Trustee Chairman	Since 2018 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16

Advisor’s Inner Circle Fund III (2016-present); Winton Series Trust and Winton Diversified Opportunities Fund (2016-2018); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Independent Trustee (2017-present)

James R. Wolford Age: 65	Trustee	Since 2018

Chief Executive Officer of Corinthian Development Company (2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				16	None
INTERESTED TRUSTEE:
Andrew S. Clare(3) Age: 74	Trustee	Since 2018	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023
Julie C. Miller	May 14, 2030

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes series of City National Rochdale Funds and the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale Select Strategies Fund.

(3)	Mr. Clare is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to City National Bank.

City National Rochdale Strategic Credit Fund | PAGE 30

Name and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS:
Garrett R. D’Alessandro Age: 62	President and Chief Executive Officer	Since 2018

Chief Executive Officer, City National Rochdale (1986- present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds (2013-present).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 51	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2018	Treasurer, City National Rochdale Funds (2005-present); Director of Fund Accounting, SEI Investments Company (2004-present).
Don Andrews Age: 61	Vice President; Interim Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Since 2019

CCO, City National Rochdale (2019-present); Senior Vice President and CCO, City National Bank Wealth Management Division (2019-present);Interim CCO, City National Rochdale Select Strategies Fund, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, and City National Rochdale Structured Claims Fixed Income Fund LLC (2019-present); Global Practice Leader for Risk and Compliance, Reed Smith (2017–2019); Co-Head of Risk and Compliance, Venable (2015–2017); CCO and CRO, Bessemer Trust (2002 – 2015).

Mitchell Cepler Age: 37	Vice President and Assistant Treasurer	Since 2018	Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present); Group Finance Manager, City National Rochdale (2011-present).
Anthony Sozio Age: 48	Vice President and Secretary	Since 2020

Vice President City National Rochdale Funds (2013-present), Secretary City National Rochdale Funds, City National Rochdale Select Strategies Fund, City National Rochdale Strategic Credit Fund (2020-present), Assistant Secretary, City National Rochdale Funds (2013-2020); Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 45	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resigns.

City National Rochdale Strategic Credit Fund | PAGE 31

notice to shareholders (Unaudited)
May 31, 2020

For shareholders that do not have a May 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2020 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended May 31, 2020, the Fund is designating the following items with regard to distributions paid during the year:

(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Total Distributions	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Qualified Short-Term Capital Gain Dividends (5)
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

(1)	“Dividends Received Deduction” represents dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represents qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represents qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of the fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income.

Item (H) is based on the percentage of net investment income distributions. Item (I) is based on the percentage of short-term capital gain distributions.

City National Rochdale Strategic Credit Fund | PAGE 32

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2019 to May 31, 2020).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 12/1/2019	Ending Account Value 5/31/2020	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Strategic Credit Fund
Actual Fund Return
Class I	$ 1,000.00	$ 922.90	1.95%	$ 9.37

Hypothetical 5% Return
Class I	$ 1,000.00	$ 1,015.25	1.95%	$ 9.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

City National Rochdale Strategic Credit Fund | PAGE 33

board consideration in approving the advisory agreement
(Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Strategic Credit Fund (the “Fund”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). At a meeting held on April 1, 2020, the Board and the Independent Trustees approved the renewal of the advisory agreement (the “Advisory Agreement”) between City National Rochdale, LLC (the “Adviser”) and the Fund, and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser”), with respect to the Fund, as described below. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Agreements.” At a subsequent meeting held on May 14, 2020, the Board again renewed each Agreement so that the schedule of the annual renewal of the Agreements would be aligned with those of the other funds in the City National Rochdale fund complex. With respect to each meeting, the Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Agreements at their next in-person meeting.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser and the Sub-Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Adviser were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information with respect to the Adviser and the Sub-Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Fund. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with its benchmark index for the one-year and since inception periods ended December 31, 2019. The Board observed that the Fund underperformed the ICE 3-Month LIBOR +5% Index returns for the one-year period (by 1.99%) and since inception period (by

City National Rochdale Strategic Credit Fund | PAGE 34

0.89%). The Trustees noted the Adviser’s explanation that the Fund’s underperformance was primarily attributable to the impact of COVID-19 on the loan market and collateralized loan obligation (“CLO”) market. The Trustees also considered the Adviser’s assertion that the Fund is positioned to recover from the types of issues in the market caused by COVID-19, and that the Adviser is working with the Sub-Adviser to take advantage of opportunities in the current market environment. The Trustees also noted that prior to the COVID-19 impact on the market, the performance of the Fund was generally in line with tolerances accepted by the Adviser over longer periods.

The Board concluded that based on the various factors they had reviewed, the Adviser continued to provide high quality management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in its peer group identified by the Adviser (the “Peer Group”). The Board observed that the gross advisory fee paid by the Fund was below the Peer Group average.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Fund, so it did not have a basis to compare the Fund’s advisory fee with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that any net advisory fee retained by the Adviser with respect to the Fund, after the payment of the sub-advisory fee, is rebated to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the Total Expense Ratio of the Institutional Class of the Fund was below the Peer Group average.

The Board concluded that the advisory fee charged by the Adviser was fair and reasonable in relation to the value of services provided, and that the total expenses of the Fund continued to be reasonable in light of the services provided.

Profitability, Benefits to the Adviser and Economies of Scale

The Trustees next considered information prepared by the Adviser relating to its costs and profits with respect to the Fund for the year ended December 31, 2019. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Board observed that the Adviser had not realized any profit with respect to the Fund during the year.

The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, other than the investment advisory fee paid to the Adviser, including fees paid to the Adviser for providing certain non-distribution shareholder services to the Fund, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Fund to its customers, and the intangible benefits of the Adviser’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the existing fee structure of the Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fee

City National Rochdale Strategic Credit Fund | PAGE 35

board consideration in approving the advisory agreement
(Unaudited) (Continued)

payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Fund, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

CIFC INVESTMENT MANAGEMENT LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Sub-Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Sub-Adviser’s organization and the Sub-Adviser’s overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of the Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel, and the Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the Fund. The Board’s observations regarding the performance of the Fund are described above. The Board found all of these matters to be satisfactory.

The Board concluded that based on the various factors they had reviewed, the Sub-Adviser continued to provide high quality sub-advisory services to the Fund.

Sub-Advisory Fee and Benefits to Sub-Adviser

The Board reviewed information included in the meeting materials regarding the sub-advisory fee charged by the Sub-Adviser, and noted the Sub-Adviser’s representation that the fees charged by the Sub-Adviser with respect to the Fund were appropriate in light of the fees charged by the Sub-Adviser to other similar accounts. The Board also considered the Sub-Adviser’s representation that the fees it charged with respect to the Fund were generally lower than the asset-based fee charged by the Sub-Adviser to manage a similar fund, which fund also pays a performance-based fee. The Trustees noted that the Adviser pays the sub-advisory fee out of its advisory fee. The Board also noted that the Adviser evaluates the Sub-Adviser’s fee relative to those of its asset class peer group in an effort to ensure that it is reasonable and appropriate in light of the services provided. In addition, the Board considered the advisory and sub-advisory fee split of the Fund, and noted the Adviser’s belief that the fee paid to the Sub-Adviser is priced at a competitive level, and that the overall advisory fee, net advisory fee, and sub-advisory fee were fair and reasonable in light of the services provided to the Fund by the Adviser and the Sub-Adviser.

The Board also considered the benefits received by the Sub-Adviser and its affiliates as a result of the Sub-Adviser’s relationship with the Fund, other than the receipt of its sub-advisory fee, including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Sub-Adviser under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Adviser provided to the Fund, and that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

City National Rochdale Strategic Credit Fund | PAGE 36

THANK YOU

for your investment with the City National Rochdale Strategic Credit Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Strategic Credit Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-003-0200

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees Billed by EisnerAmper LLP (“EisnerAmper”) related to the Fund.

EisnerAmper billed the Fund aggregate fees for services rendered to the Fund for the last fiscal year as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$46,150	None	None	$45,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$12,800	None	None	$12,500	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings for the last fiscal year.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to be provided to the registrant by the principal accountant, including services provided to any entity affiliated with the registrant.

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

	2020	2019
Audit-Related Fees	78%	78%
Tax Fees	22%	22%
All Other Fees	0%	0%

(f)       Not Applicable

(g)

The aggregate non-audit fees billed by EisnerAmper for services rendered to the Fund, City National Rochdale, LLC (the “Adviser”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the fund for the last two fiscal years were $76,360 and $133,100, respectively.

(h)       Not Applicable

Item 5. Audit Committee of Listed Registrants.

Daniel A. Hanwacker (Chair), Jon C. Hunt, Julie C. Miller, Jay C. Nadel and James R. Wolford.

Item 6. Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the fund, subject to the Board’s continuing oversight. A conflict of interest may be deemed to occur when the Adviser or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the fund, which may compromise the Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Adviser is required to submit a report to the Board indicating the nature of the conflict of interest and how it was resolved.

With respect to the fund, the policy of the Adviser on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party. The Adviser has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from the Adviser, with respect to the fund. Upon receiving Glass Lewis’ recommendations, proxies are voted by the Adviser’s Operations Manager, or his/ her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote. Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy. The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”). These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files. In limited circumstances and provided there is no conflict of interest between the Adviser and the fund, the Adviser may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Adviser does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Adviser will prepare a written disclosure to be kept on file detailing the following: facts surrounding the decision to vote contrary to Glass Lewis recommendation, an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the fund’s best interest, and any conflicts of interest that may be presented. Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Fund Management

Matthew Andrews and Jay Huang of CIFC are jointly and primarily responsible for providing day-to-day investment advice and recommendations for the fund, and Thomas H. Ehrlein and Charles Luke of City National Rochdale (together with Mr. Andrews and Mr. Huang, the “Portfolio Managers”) provide proactive oversight and monitoring of CIFC.

Matthew Andrews is a Managing Director and Head of Capital Markets, and a Senior Portfolio Manager on CIFC’s Structured Credit Investment business. Mr. Andrews has 16 years of experience in investment banking and structured finance. Prior to joining CIFC, Mr. Andrews was Head of CLO Origination and Structuring for RBS Securities Inc.’s U.S. CLO business. Prior to running the CLO business, Mr. Andrews was a Director in the Asset Backed Finance Group where he was responsible for originating, financing, structuring and distributing new issue securitizations backed primarily by leveraged loans, credit cards and consumer loan receivables. Prior to joining RBS Securities Inc., via Greenwich Capital Markets, Inc., Mr. Andrews was an Associate at Banc One Capital Markets, Inc. where he focused on originating, structuring and distributing securitizations backed by credit cards, consumer loans, auto loans, student loans, rental cars and equipment loans. Mr. Andrews holds a Bachelor of Business Administration in Finance with a minor in Economics from Southern Methodist University. Mr. Andrews is a CFA charterholder.

Jay Huang is a Managing Director and Head of Structured Credit Investments at CIFC. Mr. Huang has over 16 years of experience in structured finance trading and portfolio management. Prior to joining CIFC, Mr. Huang spent 16 years at Citigroup where he was managing director and global head of their CLO, CDO and distressed Structured Investment Vehicle trading business. Prior to joining Citigroup, he worked at Salomon Smith Barney on the CDO structuring desk from 2000 to 2002. Mr. Huang graduated from Carnegie Mellon University with honors in 2000 with a Bachelor of Science in Applied Mathematics and Statistics and a minor in Computer Science.

Thomas H. Ehrlein joined the Adviser in 2005. He oversees a number of business segments at the firm including investment oversight for all non-traditional investments and the portfolio analytics and modeling processes, and is the Portfolio Manager of the City National Rochdale High Yield Alternative Strategies Fund. Mr. Ehrlein is also a key member of the asset allocation committee at City National Rochdale. He has been in the Investment Management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his Bachelor of Science in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Charles Luke is a Managing Director and Senior Portfolio Manager at the Adviser. Mr. Luke has 15 years of experience in the financialservices industry. Prior to joining City National Rochdale, Mr. Luke led the fixed income group at Avalon Advisors and managed over $2.6 billion across U.S. treasury, municipal, agency, corporate, and securitized markets. He executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2020.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (millions) ($)
Matthew Andrews	Registered investment companies	[7]	[$718.58]	[4]	[$562.17]
	Other pooled investment vehicles	[6]	[$306.74]	[4]	[$216.67]
	Other accounts	[0]	[$0]	[0]	[$0]
Jay Huang	Registered investment companies	[7]	[$718.58]	[4]	[$562.17]
	Other pooled investment vehicles	[6]	[$306.74]	[4]	[$216.67]
	Other accounts	[0]	[$0]	[0]	[$0]
Thomas H. Ehrlein	Registered investment companies	[0]	[$0]	[0]	[$0]
	Other pooled investment vehicles	[0]	[$0]	[0]	[$0]
	Other accounts	[0]	[$0]	[0]	[$0]
Charles Luke	Registered investment companies	[0]	[$0]	[0]	[$0]
	Other pooled investment vehicles	[0]	[$0]	[0]	[$0]
	Other accounts	[0]	[$0]	[0]	[$0]

Portfolio managers who have day-to-day management responsibilities with respect to the fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and other account(s). In approving the Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the fund, and that the Adviser seeks to manage such competing interests for the time and attention of portfolio managers.

The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meets periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the fund’s portfolio managers, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

(a)(4) Fund Share Ownership by Portfolio Managers

None of the fund’s portfolio managers owned any shares of the fund as of May 31, 2020.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. They have concluded that, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Strategic Credit Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer
Date: August 7, 2020

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer (Principal Financial and
Accounting Officer and Controller)

Date: August 7, 2020